UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 4, 2008


              SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
             (Exact name of Registrant as specified in its charter)

   Maryland                 811-22031                        20-8597138
(State or other      (Commission File Number)      (I.R.S. Employer jurisdiction
 incorporation)                                       of Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code        (212) 850-1864


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated September 15, 2008 for Seligman LaSalle International Real Estate Fund, Inc.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated September 15, 2008 for Seligman LaSalle International Real Estate Fund, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SELIGMAN LASALLE INTERNATIONAL REAL
                                      ESTATE FUND, INC.


Date:   September 15, 2008


                                       By: /s/ Joseph D'Alessandro
                                       ---------------------------
                                               Joseph D'Alessandro
                                               Assistant Secretary